UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2012 (March 9, 2012)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street

Suite 1600

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 9, 2012, in connection with the appointment of Greg Colvin to the Board of Directors (the “Board”) of Sanchez Energy Corporation (the “Company”) and the appointment of Kirsten A. Hink as the Company’s Vice President and Principal Accounting Officer, both as described below under Item 5.02, the Company entered into Indemnification Agreements (each, an “Indemnification Agreement”) with Mr. Colvin and Ms. Hink (each, an “Indemnitee”). Each Indemnification Agreement requires the Company to, among other things, indemnify each Indemnitee against certain liabilities that may arise in connection with his or her status or service as one of the Company’s directors or officers or in his or her capacity at other specified entities at which he or she serves at the Company’s request and to advance his or her expenses incurred as a result of any proceeding for which he or she may be entitled to indemnification. Each Indemnification Agreement is intended to provide indemnification rights to the fullest extent permitted under Delaware General Corporation Law and is in addition to any other rights an Indemnitee may have under the Company’s organizational documents or applicable law.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of each Indemnification Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of Vice President and Principal Accounting Officer

On March 9, 2012, Kirsten A. Hink was appointed to serve as the Vice President and Principal Accounting Officer of the Company.

Ms. Hink, 45, served as the Controller of Vanguard Natural Resources, LLC from January 2011 to February 2012, where she oversaw the company’s financial reporting and accounting. From January 2010 to December 2010, she served as Assistant Controller of Mariner Energy, Inc. (“Mariner”), where she managed the revenue and production reporting as well as assisted with financial and bankruptcy reporting for the Edge Petroleum Corporation (“Edge”) properties that were acquired by Mariner. She served as the Chief Accounting Officer for Edge, an oil and gas exploration company, from July 2008 through December 2009 and the Vice President and Controller for Edge from October 2003 through July 2008, where she oversaw the preparation of Edge’s financial statements.  Prior to that time she served as Controller of Edge from December 31, 2000 to October 2003 and Assistant Controller of Edge from June 2000 to December 2000. Before joining Edge, she served as Controller of Benz Energy Inc., an oil and gas exploration company, from June 1998 to June 2000. Mrs. Hink received a Bachelor of Science in Accounting from Trinity University. Mrs. Hink is a Certified Public Accountant in the State of Texas.

Ms. Hink will receive compensation and participate in benefit plans at levels consistent with her position and scope of responsibility.  Ms. Hink is eligible to participate in the Company’s 2011 Long Term Incentive Compensation Plan (the “Plan”).  In connection with her employment, the Company granted 9,000 shares of restricted common stock, par value $0.01 per share (the “Common Stock”), to Ms. Hink pursuant to the Plan.  Ms. Hink’s grant of restricted Common Stock was made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Company’s registration statement on Form S-8 (File No. 333-178920) and is incorporated herein by reference, and will vest pro-rata over a three-year period. Notwithstanding the foregoing, upon the occurrence of a Change of Control (as defined in the Plan), the shares of restricted Common Stock will vest automatically.  In addition, in the event of Ms. Hink’s death, the Committee (as defined in the Plan) may, but is not obligated to, accelerate the vesting of any or all of the shares of restricted Common Stock.

Ms. Hink does not have any family relationships with any director, executive officer, or any person nominated to become a director or executive officer, of the Company and there are no arrangements or understandings between Ms. Hink and any other person pursuant to which Ms. Hink was appointed as the Vice President and Principal Accounting Officer.  There are no transactions in which Ms. Hink had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(d) Appointment of Directors

On March 9, 2012, Greg Colvin was appointed to the Board to serve as an independent director and to the Audit Committee of the Board. This appointment was effective immediately.

Mr. Colvin, 52, is the Managing Partner, Chief Operating Officer and Head of Investor Relations of Sankofa Capital, an investment management firm, which he co-founded in December 2011. From 2007 until he co-founded Sankofa Capital, Mr. Colvin worked as a Managing Partner at Bluffview Capital, LP, where he originated and raised capital for private equity and hedge fund clients.  From 1997 to 2006, Mr. Colvin was a Managing Director of the Private Funds Group at Donaldson, Lufkin & Jenrette Securities Corp and Credit Suisse LLC. Mr. Colvin started his professional career with Stephens Inc. specializing in placing primary and secondary fixed income products to institutional investors. Mr. Colvin received his Bachelor of Science in Business Administration from the University of Arkansas.  Mr. Colvin currently serves on the advisory board of the Sam M. Walton College of Business at the University of Arkansas.

There are no arrangements or understandings between Mr. Colvin and any other person pursuant to which Mr. Colvin was appointed to serve as a director of the Company. There are no transactions in which Mr. Colvin had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits

10.1	Indemnification Agreement, dated as of March 9, 2012, between Sanchez Energy Corporation and Greg Colvin.
10.2	Indemnification Agreement, dated as of March 9, 2012, between Sanchez Energy Corporation and Kirsten A. Hink.
10.3	Form of Restricted Stock Agreement for employees (previously filed as Exhibit 10.1 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: March 14, 2012	By:	/s/ Michael G. Long
Michael G. Long
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibits

10.1	Indemnification Agreement, dated as of March 9, 2012, between Sanchez Energy Corporation and Greg Colvin.
10.2	Indemnification Agreement, dated as of March 9, 2012, between Sanchez Energy Corporation and Kirsten A. Hink.
10.3	Form of Restricted Stock Agreement for employees (previously filed as Exhibit 10.1 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference)